TRADE ACCOUNTS AND NOTES RECEIVABLE, NET (Tables)	12 Months Ended
Dec. 31, 2021
TRADE ACCOUNTS AND NOTES RECEIVABLE, NET
Schedule of trade accounts and notes receivable

	2021	2020
Trade accounts receivable	10,992	11,363
Notes receivable	615	667
Less: allowance for doubtful accounts	(742)	(722)
Total	10,864	11,307
Less current portion	(10,864)	(11,307)
Total long-term portion	—	—